UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2022

NGM Biopharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38853	26-1679911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Oyster Point Boulevard South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

(650) 243-5555

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NGM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On October 17, 2022, NGM Biopharmaceuticals, Inc. (the “Company”) announced that, based upon preliminary estimates and information currently available to the Company, the Company expects to report that it had approximately $300 million of cash, cash equivalents and short-term marketable securities as of September 30, 2022. The Company has not yet completed its financial close process for the quarter and nine-month period ended September 30, 2022. This estimate of the Company’s cash, cash equivalents and short-term marketable securities as of September 30, 2022 is preliminary and is subject to change upon completion of our financial statement closing procedures and the review of its unaudited condensed consolidated financial statements. Additional information and disclosures would be required for a more complete understanding of the Company’s financial position and results of operations as of September 30, 2022.

The information under this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information under this Item 2.02 shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

On October 17, 2022, the Company announced topline results of its CATALINA Phase 2 trial of NGM621 in patients with geographic atrophy (“GA”) secondary to age-related macular degeneration (“AMD”). A copy of the press release titled “NGM Bio Announces Topline Results from CATALINA Phase 2 Trial of NGM621 in Patients with Geographic Atrophy (GA) Secondary to Age-Related Macular Degeneration” is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K, including the press release furnished herewith, contains forward-looking statements, including, without limitation, statements relating to the Company’s cash, cash equivalents and short-term marketable securities as of September 30, 2022; the Company’s expectation that additional findings, as well as the absence of treatment-related CNV conversion and the overall clean safety profile NGM621 showed in CATALINA, will provide important information regarding the treatment of patients with GA; the possibility that NGM621 may have a role in treating GA; the potential of NGM621 to demonstrate future clinical benefit; Merck’s decision, or not, to exercise a one-time option to a worldwide, exclusive license for NGM621 and its related compounds, either alone or bundled with two additional undisclosed pre-clinical ophthalmology compounds and their related compounds and the timing of any such decision by Merck; the Company’s aspiration to operate one of the most productive research and development engines in the biopharmaceutical industry; and other statements that are not historical fact. These forward-looking statements are subject to risks and uncertainties, including, without limitation, risks and uncertainties associated with the costly and time-consuming pharmaceutical product development process and the uncertainty of clinical success, including the risk that NGM621 may be unable to demonstrate future clinical benefit in patients with GA, particularly in light of the failure to achieve the primary endpoint in the Phase 2 CATALINA study of NGM621; risks related to failure or delays in successfully initiating, enrolling, reporting data from or completing clinical studies, as well as the risks that results obtained in preclinical or clinical trials to date may not be indicative of results obtained in future trials and that post-hoc analyses performed after unmasking trial results can result in the introduction of bias, have other limitations and may not be predictive of results obtained in future trials; the Company’s reliance on its amended collaboration with Merck, including the risks that if Merck fails to exercise its option to license NGM621, the Company would need to partner the NGM621 program and/or raise substantial additional capital in order to further clinical development of NGM621, if any, which the Company may be unable to do in a timely manner or at all, which could delay or preclude the further development of and/or commercialization of NGM621; the ongoing COVID-19 pandemic, which has adversely affected, and could materially and adversely affect in the future, the Company’s business and operations, including the Company’s ability to timely supply, initiate, enroll and complete its ongoing and future clinical trials; the time-consuming and uncertain regulatory approval process; the Company’s reliance on third-party manufacturers for its product candidates and the risks inherent in manufacturing and testing pharmaceutical products; the sufficiency of the Company’s cash resources and the Company’s need for additional capital; risks related to changes in the Company’s reported cash, cash equivalents and short-term marketable securities as of September 30, 2022 due to the completion of financial closing procedures and the audit of the Company’s financial statements; and other risks and uncertainties affecting the Company and its development programs, including those discussed in the section titled “Risk Factors” in the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2022 filed with the United States Securities and Exchange Commission (SEC) on August 4, 2022 and future filings and reports that the Company makes from time to time with the SEC. Except as required by law, the Company assumes no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release, dated October 17, 2022, titled “NGM Bio Announces Topline Results from CATALINA Phase 2 Trial of NGM621 in Patients with Geographic Atrophy (GA) Secondary to Age-Related Macular Degeneration.”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGM Biopharmaceuticals, Inc.

Dated: October 17, 2022	By:	/s/ Siobhan Nolan Mangini
Siobhan Nolan Mangini
President and Chief Financial Officer